UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 23, 2003



                              SILGAN HOLDINGS INC.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
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 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.                Description
-----------                -----------

99.1                Press Release dated April 23, 2003.


Item 9. Regulation FD Disclosure  (Information  provided under Item 12 - Results of Operations and Financial Condition).

On April 23, 2003, the registrant issued a press release reporting its earnings for the quarterly period ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished as required by Item 12 of Form 8-K under Item 9 of Form 8-K, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.




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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SILGAN HOLDINGS INC.


                                     By:/s/ Frank W. Hogan, III
                                        -------------------------------
                                        Frank W. Hogan, III
                                        Senior Vice President, General Counsel
                                        and Secretary


     Date:  April 23, 2003






















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



                            INDEX TO EXHIBITS



      Exhibit No.                     Description
      -----------                     -----------

        99.1                  Press Release dated April 23, 2003.






















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